GE INSTITUTIONAL FUNDS

Strategic Investment Fund

Supplement dated March 28, 2012

To the Statutory Prospectus dated January 28, 2012, as supplemented on March 12, 2012

Strategic Investment Fund

Effective March 28, 2012, the GE Institutional Funds Prospectus dated January 28, 2012, and supplemented on March 12, 2012 (the “Prospectus”) is revised as follows:

On page 33 of the Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Greg Hartch	1 year	Senior Vice President and Strategy and Business Development Leader
David Wiederecht	1 year	President and Chief Investment Officer – Investment Solutions

On page 56 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers”, the paragraph entitled “Strategic Investment Fund” is deleted in its entirety and replaced with the following:

The Strategic Investment Fund is managed by a team of portfolio managers that includes Greg Hartch and David Wiederecht. Mr. Hartch and Mr. Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund’s objective. In addition to oversight authority for asset allocation, Mr. Hartch and Mr. Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and exchange traded funds.

This Supplement should be retained with your Prospectus for future reference.